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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



      Date of Report (Date of earliest event reported): February 10, 1998



                                  SHOPPING.COM
             (Exact name of registrant as specified in its charter)


       CALIFORNIA                     333-36215                  33-0733679
     (State or other                 (Commission              (I.R.S. Employer
      jurisdiction                  File Number)             Identification No.)
    of incorporation)



                       2101 E. COAST HIGHWAY, GARDEN LEVEL
                        CORONA DEL MAR, CALIFORNIA           92625
               (Address of principal executive offices)   (Zip Code)



       Registrant's telephone number, including area code: (714) 640-4393


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5         OTHER EVENTS.

       On February 10, 1998, the Company entered into a two year agreement with En Pointe Technologies, Inc. ("En Pointe"), a national provider of information technology and services. The agreement consists of using En Pointe's extensive sales network, in excess of 200, to sell the Company's 15,000 business and office products directly to Fortune 500 companies.

       On February 9, 1998, the Company entered into a three year agreement with Profit Pro, Inc., a provider of cataloging software. The agreement consists of using Profit Pro, Inc.'s cataloging software which will look up auto parts on the Company's website, opening up the Company's market to the over $120 billion automotive market.

ITEM 7         EXHIBITS.

       The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit        Name of Exhibit
-------        ---------------

 10.14         Agreement with En Pointe Technologies, Inc. dated
               February 10, 1998
 10.15         Agreement with Profit Pro, Inc. dated February 9, 1998
 99.1          Press Release dated February 10, 1998
 99.2          Press Release dated February 11, 1998




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SHOPPING.COM


Date:  January 13, 1998            By:    /s/ Kristine E. Webster
                                          --------------------------------------
                                          Kristine E. Webster
                                          Chief Financial Officer and Treasurer
                                          (Principal Accounting Officer)




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                                 EXHIBIT INDEX


EXHIBIT        NAME OF
NUMBER         EXHIBIT

 10.14      Agreement with En Pointe Technologies, Inc. dated February 10, 1998
 10.15      Agreement with Profit Pro, Inc. dated February 9, 1998
 99.1       Press Release dated February 10, 1998
 99.2       Press Release dated February 11, 1998